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                                  Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of TNR TECHNICAL, INC. (the "Company") on Form 10-K for the period ending JULY 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, WAYNE THAW, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  October 10, 2003              /s/ Wayne Thaw
                                     ------------------------------------------
                                     Wayne Thaw, Chief Executive Officer
                                     And Chief Financial Officer